SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 April 16, 2003
                                 --------------
                            (Earliest Event Reported)



                             Synovus Financial Corp.
                           ---------------------------
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                       1-10312                       58-1134883
--------------                ---------------                 ---------------
(State of                     (Commission File               (IRS Employer
 Incorporation)                Number)                        Identification
                                                              Number)


              901 Front Avenue, Suite 301, Columbus, Georgia 31901
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (706) 649-2267
                          -----------------------------
                         (Registrant's Telephone Number)


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 5.  Other Events.
------   -------------

         On April 16, 2003, Synovus Financial Corp. ("Registrant") issued a press release with respect to its earnings for the quarter ended March 31, 2003.

         A copy of Registrant's press release is attached hereto as Exhibit 99.1 and by this reference is hereby incorporated by reference into this Form 8-K and made a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
------   -------------------------------------------------------------------

         (a) Financial Statements - None.

         (b) Pro Forma Financial Information - None.

         (c) Exhibits

             99.1 - Registrant's press release dated April 16, 2003.

             99.2 - Supplemental Information prepared for use with the
                    press release.

Item 9.  Regulation FD Disclosure.
------   ------------------------

         The information included in this section is intended to be included under "Item 12. Disclosure of Results of Operation and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

         On April 16, 2003, the Registrant issued a press release and held an investor call and webcast to disclose financial results for the first quarter ended March 31, 2003. The Supplemental Information for use at this investor call is furnished herewith as Exhibit 99.2 and incorporated by reference in Item 9. All information in the Supplemental Information is presented as of March 31, 2003, and the Registrant does not assume any obligation to correct or update said information in the future.

         On April 16, 2003, Registrant issued a press release with respect to its earnings for the quarter ended March 31, 2003. A copy of Registrant's press release is attached as Exhibit 99.1 and incorporated by reference herein.






















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                                    Signature
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SYNOVUS FINANCIAL CORP.
                                          ("Registrant")


Dated: April 16, 2003                     By:/s/ Kathleen Moates
       ---------------                       --------------------------------
                                             Kathleen Moates
                                             Senior Deputy General Counsel














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